Exhibit 10.4

EXECUTION COPY

SECOND AMENDMENT
TO THE CREDIT AGREEMENT

dated as of March 27, 2008

Among

CASCADES INC.
CASCADES USA INC.
CASCADES EUROPE SAS
CASCADES ARNSBERG GMBH
(as Borrowers)

- and —

NATIONAL BANK OF CANADA
THE BANK OF NOVA SCOTIA
(as Co-Administrative Agents)

- and —

THE LENDERS
FROM TIME TO TIME PARTY HERETO

MCCARTHY TÉTRAULT LLP

SECOND AMENDMENT TO THE DECEMBER 29, 2006 CASCADES CREDIT AGREEMENT made as of March 27, 2008.

BETWEEN:	CASCADES INC. (“Cascades”)

AND :	CASCADES USA INC.

AND :	CASCADES EUROPE SAS

AND:	CASCADES ARNSBERG GMBH (“Cascades Germany”)

(each a “Borrower” and collectively, the “Borrowers”)

AND:	THE LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO BELOW

(each a “Lender” and collectively the “Lenders”)

AND:	THE BANK OF NOVA SCOTIA

(as “Agent”)

AND:	NATIONAL BANK OF CANADA

(as “Co-Agent”)

RECITALS

A.                                   The Borrowers, the Agent, the Co-Agent and the Lenders are party to a credit agreement dated as of December 29, 2006, as amended as of June 27, 2007 (the “Credit Agreement”) providing for credit facilities in an aggregate amount of $950,000,000 (the “Facilities”).

B.                                     Cascades has advised the Agent and the Co-Agent that, in connection with transaction entered into with Reno de Medici, the shares of Cascades Germany were transferred to a newly formed Subsidiary of Cascades, Cascades Italia s.r.l., (the “Cascades Germany Share Transfer”) and that as of March 1, 2008 Cascades Italia s.r.l. was subsequently merged with Reno de Medici, an entity in which Cascades holds an indirect minority interest.

C.                                     Cascades and Cascades Germany have advised the Agent and the Co-Agent that Cascades Germany is no longer a Subsidiary of Cascades and, accordingly, must cease to be a Borrower under the Credit Agreement.

D.                                    The parties wish to amend the Credit Agreement to provide that Cascades Germany has ceased to be a Borrower under the Credit Agreement as of March 1, 2008 (the “Effective Date”).

E.                                      The parties wish this Agreement to become effective on the Effective Date.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                                      Interpretation

1.1                                 Capitalized terms used herein and defined in the Credit Agreement have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

1.2                                 This Agreement may be referred to as the Second Amendment to the December 29, 2006 Cascades Credit Agreement.

1.3                                 Any reference to the Credit Agreement in any Credit Document refers to the Credit Agreement as amended hereby.

2.                                      Amendments to the Credit Agreement

2.1                                 On the Effective Date, Cascades Germany ceased to be entitled to obtain Borrowings or otherwise use the Revolving Facility under the Credit Agreement. Therefore:

a)                                      Tranche C has ceased to be available to Cascades Germany and all applicable provisions of the Credit Agreement are amended accordingly;

b)                                     The term Borrowers as used in the Credit Agreement no longer includes or refers to Cascades Germany and all applicable provisions of the Credit Agreement are amended accordingly;

c)                                      Tranche C, in the amount of $95,000,000, will be available to Cascades Europe only in the proportion as to each Lender of its Commitment under Tranche C; and

d)                                     To the extent Cascades Germany had any Borrowings outstanding on the Effective Date at the time of the Cascades Germany Share, Cascades Germany must make a repayment in an amount sufficient to repay such Borrowings and all accrued interest and fees.

3.                                      Conditions Precedent

Prior to or concurrently upon the execution of this Agreement, each Borrower (including Cascades Germany) must have delivered to the Agent a copy of the corporate resolutions

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and other documents evidencing the authority of the persons herein acting on behalf of such Borrower.

4.                                      Confirmation

Each of the Borrowers represents to the Agent and the Lenders that (i) this Agreement will not result in any Default or Event of Default and (ii) that Cascades Germany has not (and did not have on the Effective Date) any Borrowing outstanding.

5.                                      Fees and Expenses

The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement including, without limitation, the reasonable fees and expenses of counsel for the Agent.

6.                                      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier will be effective as delivery of a manually executed counterpart of this Agreement.

7.                                      Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.

8.                                      Effectiveness

This Agreement will be effective as of February 29, 2008 once the Agent has received an executed copy of this Agreement together with the documentation referred to in Article 3.

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IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Cascades Inc.

per:
(s) Alain Lemaire

Cascades USA Inc.

per:
(s) Alain Lemaire

Cascades Europe SAS

per:
(s) Alain Lemaire

Cascades Arnsberg GmbH

per:
(s) Alain Lemaire

The Bank of Nova Scotia, as Agent

per:
(s) Robert Boomhour
Director

National Bank of Canada, as Co-Agent

per:
(s) Dominic Albanese

per:
(s) Roch Ledoux

(the names and signatures of the Lenders are on the next page)

LENDERS’ SIGNATURES

National Bank of Canada

per :	(s) Roch Ledoux

per :	(s) Dominic Albanese

National Bank of Canada, New York Branch (in respect of Tranche B)

per :	(s) Vincent Lima
Vice President

per :	(s) Kambiz Mahdavl
Assistant Vice President
International Commercial Operations

The Bank of Nova Scotia

per :	(s) John Santillo

per :	(s) David Loewen

The Bank of Nova Scotia, Houston Branch (in respect of Tranche B)

per :	(s) J.F. Todd
Managing Director

Canadian Imperial Bank of Commerce

per :	(s) Peter Rawlins
Executive Director

per :	(s) E.G. Ramsay
Executive Director

CIBC Inc., as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Dominic J. Sorresso
Executive Director

Caisse de dépôt et placement du Québec

per :	(s) Jean-Pierre Jetté, Manager

per :	(s) Diane C. Favreau, Vice President

Caisse centrale Desjardins

per :	(s) Raymond Trempe

per :	(s) Francine Champoux

Caisse centrale Desjardins US Branch, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Michel Brouillet, Vice President

Bank of Montreal

per :	(s) Bruno Jarry

Bank of Montreal, Chicago Branch (in respect of Tranche B)

per :	(s) Kristina H. Burden
Vice President

BNP Paribas (Canada)

per :	(s) Frank L. Shaw, Managing Director

per :	(s) Edouard Sinor, Director

BNP Paribas, as designated Lender pursuant to Section 20.5 with respect to Tranche B and Tranche C

per :	(s) Philippe Rouvier

per :	(s) Benjamin Sileo, Vice President

per :	(s) Frederic Fournier, Vice President

Comerica Bank, Canada Branch

per :	(s) Omer Ahmed, Portfolio Manager

Comerica Bank
(in respect of Tranche B and Tranche C)

per :	(s) James Lentner

The Toronto-Dominion Bank

per :	(s) Yves Bergeron

per :	(s) Serge Cloutier

Toronto Dominion (Texas) LLC, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Debbi L. Brito
Authorized signatory

Royal Bank of Canada

per :	(s) Rod Smith
Authorized Signatory

Royal Bank of Canada (in respect of Tranche B)

per :	(s) Dustin Craven

Deutsche Bank AG, Canada Branch

per :	(s) Robert A. Johnston
Director

per :	(s) Renate Engel
Assistant Vice President

Deutsche Bank AG, New York Branch, with respect to Tranche B and Tranche C

per :	(s) Erin Morrissey, Vice President

per :	(s) Evelyn Thierry, Vice President

JPMorgan Chase Bank, N.A., Toronto Branch

per :	(s) Drew McDonald
Executive Director

JPMorgan Chase Bank, N.A., with respect to Tranche B

per :	(s) Peter S. Predun
Executive Director

Société Générale (Canada Branch)

per :	(s) D. Baldoni

per :	(s) Vincent Gonzales

Société Générale, New York Branch, with respect to Tranche B

per :	(s) Ambrish D. Thanawala
Managing Director

Bank of America, N. A., Canada Branch

per :	(s) Nelson Lam, Vice President

Bank of America, N. A., with respect to Tranche B

per :	(s) Michael Balok
Senior Vice President

Citibank, N.A., Canadian branch

per :	(s) Isabelle Côté

Citicorp North America, Inc., as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Rob T. Jokhai, Vice President

Rabobank Nederland, Canadian Branch

per :	(s) Rommel J. Domingo
Vice President

per :	(s) Anthony H. Liang
Executive Director

Cooperatieve Centrale Raiffeissen-Boerenleenbank B. A. “Rabobank Nederland” New York Branch, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Brett Delfino
Executive Director

per :	(s) Henrique Costa, Managing Director
Credit Risk Management

Wachovia Capital Finance Corporation (Canada)

per :	(s) Raymond Eghobamien
Vice President

Wachovia Bank, National Association, as designated Lender pursuant to Section 20.5 with respect to Tranche B and Tranche C.

per :	(s) Robert G. McGill Jr., Director

We, the undersigned, as Designated Subsidiaries and guarantors under the Credit Agreement, hereby agree with the terms of this Second Amending Agreement.

CASCADES BOXBOARD U.S., INC.
CASCADES CANADA INC.
CASCADES PAPERBOARD INTERNATIONAL INC.
6265642 CANADA INC.
SCIERIE LEMAY INC.
RABOTAGE LEMAY INC.
DOPACO, INC.
DOPACO PACIFIC LLC
DOPACO LIMITED PARTNERSHIP
DOPACO CANADA, INC.
GARVEN INCORPORATED
CONFERENCE CUP LTD.
CASCADES BOXBOARD GROUP — CONNECTICUT LLC
CASCADES AUBURN FIBER INC.
CASCADES MOULDED PULP, INC.
CASCADES PLASTICS INC.
CASCADES DIAMOND, INC.
CASCADES FINE PAPERS GROUP INC.
CASCADES FINE PAPERS GROUP THUNDER BAY INC.
CASCADES FINE PAPERS GROUP (SALES) INC.
CASCADES FINE PAPERS GROUP (USA) INC.
W.H. SMITH PAPER CORPORATION
CASCADES TISSUE GROUP — ARIZONA INC.
CASCADES TISSUE GROUP — IFC DISPOSABLES INC.
CASCADES TISSUE GROUP — NEW YORK INC.

CASCADES TISSUE GROUP — NORTH CAROLINA INC.
CASCADES TISSUE GROUP — OREGON INC.
CASCADES TISSUE GROUP — PENNSYLVANIA INC.
CASCADES TISSUE GROUP — WISCONSIN INC.
CASCADES TISSUE GROUP — TENNESSEE INC.
CASCADES TISSUE GROUP — SALES INC.
CASCADES TISSUE GROUP — PICKERING INC.
CASCADES TISSUE GROUP — MARYLAND LLC
NORAMPAC HOLDING US INC.
NORAMPAC NEW YORK CITY INC.
NORAMPAC LEOMINSTER INC.
NORAMPAC FINANCE US INC.
NORAMPAC INDUSTRIES INC.
NORAMPAC DELAWARE LLC
NORAMPAC NOVA SCOTIA COMPANY
NORAMPAC THOMPSON INC.
NORAMPAC SCHENECTADY INC.
CASCADES TRANSPORT INC.
KINGSEY FALLS INVESTMENTS INC.
CASCADES ENERGY INITIATIVE INC.
CASCADES DELAWARE LLC
CASCADES NOVA SCOTIA COMPANY
3815285 CANADA INC.
3815315 CANADA INC.
NORAMPAC INC.
CASCADES ENVIROPAC HPM LLC

6806813 CANADA INC.

6806805 CANADA INC.

6806783 CANADA INC.

each of the foregoing entities being represented by

Name :	Robert F. Hall

duly authorized as he/they so declare:

(s) Robert F. Hall